EXHIBIT 99.2 TO FORM 8-K

                       Filed by Merchants New York Bancorp
                             Pursuant to Rule 14a-12
                    under the Securities Exchange Act of 1934

                   Subject Company: Merchants New York Bancorp
                           Commission File No. 0-22058

The following are investor presentation materials released by Merchants New York Bancorp on September 6, 2000.

VALLEY NATIONAL BANCORP

NYSE: VLY

Acquisition of

MERCHANTS NEW YORK BANCORP, INC.

NASDAQ NMS: MBNY

September 6, 2000

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INVESTOR CONFERENCE CALL INFORMATION

Representatives of VLY and MBNY management will present an overview of this transaction and respond to investor questions via conference call on September 6, 2000 at 11:00 AM eastern daylight time. Please join the conference call at least 10 minutes prior to its start

         Dial-in number:                     800-450-0818
         International dial-in number:       612-332-0418
         Access code:                        Valley

         Replay number:                      800-475-6701
         International replay number:        320-365-3844
         Access code:                        537260

The replay will begin at 1:00 PM EDT on September 6, 2000 and run through 11:59 PM EDT on September 8, 2000.

[Valley logo]                                     [Merchants logo]

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[Valley logo]                                          [Merchants logo]

TERMS OF TRANSACTIONS

        Consideration
           100% common stock

        Fixed exchange ratio
           0.7634 VLY shares exchanged for each MBNY share, resulting in 19% pro forma ownership

        Transaction value, including options*
           Approximately $375 million

        Transaction value per common share*
           $20.04

        Accounting treatment
           Pooling-of-interests

        Stock option agreement
           MBNY issued an option to VLY to purchase 19.9% of its pro forma outstanding shares

        Board and management representation
           Three MBNY directors will join the VLY holding company board All MBNY senior officers will join the VLY management team

        Expected closing date
           First quarter 2001

        *Based on closing price of $26.25 on September 5, 2000

[Valley logo]                                     [Merchants logo]

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STRATEGIC RATIONALE

        Excellent revenue growth prospects through sale of VLY products to MBNY customer base

        - Expansion of MBNY consumer and residential mortgage lending portfolio

        - Development of MBNY consumer deposit base

        - Addition of ATM infrastructure to MBNY franchise

        - Issuance of debit cards to customers

        - Trust, asset management and insurance services

        - Minimal additional marginal cost incurred

        Similar culture focused on strong asset quality, customer service and earnings

        - Each successfully compete with major money center banks in Manhattan

        - Middle-market lenders

        - Senior management involvement in commercial lending

        - High level of senior management accessibility

[Valley logo]                                     [Merchants logo]

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STRATEGIC RATIONALE (Continued)

        Close proximity, removes artificial state-line barrier

        - All existing offices are within approximately 15 miles of VLY headquarters

        -  Most MBNY customers are within 45 minutes of VLY headquarters

        - Enables VLY to expand franchise into economically viable, densely populated area while maintaining super community bank model

        -  Opportunity to open additional offices in New York

        Low business risk for significant Manhattan franchise

        -  High-quality investment portfolio comprising 60% of total assets

        - Well-managed, high quality loan portfolio with sufficient reserve ratios

[Valley logo]                                     [Merchants logo]

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OVERVIEW OF VALLEY

Data as of or for the twelve months ended June 30, 2000, dollars in thousands except for per share amounts

        Total Assets                                            $6,292,729

        Net Loans                                                4,574,487

        Securities                                               1,299,582

        Deposits                                                 5,018,217

        Total Equity                                               520,665

        Tangible Equity / Total Assets                                8.19%

        Gross Loans / Total Assets                                   73.39%

        Loan Loss Reserves / Gross Loans                              1.19%

        Latest Twelve Months' ROAE                                   19.66%

        Latest Twelve Months' ROAA                                    1.75%

        Efficiency Ratio                                             44.79%

        Latest Twelve Months' EPS                                    $1.72

[Valley logo]                                     [Merchants logo]

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OVERVIEW OF MERCHANTS

Data as of or for the twelve months ended June 30, 2000, dollars in thousands except for per share amounts

        Total Assets                                            $1,369,676

        Net Loans                                                  469,174

        Securities                                                 814,128

        Deposits                                                   927,087

        Total Equity                                                96,688

        Tangible Equity / Total Assets                                7.04%

        Gross Loans / Total Assets                                   35.01%

        Loan Loss Reserves / Gross Loans                              2.14%

        Latest Twelve Months' ROAE                                   20.50%

        Latest Twelve Months' ROAA                                    1.54%

        Efficiency Ratio                                             42.34%

        Latest Twelve Months' EPS                                    $1.11

[Valley logo]                                     [Merchants logo]

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CONTINUED BALANCE SHEET AND CAPITAL STRENGTH

        VLY balance sheet will remain strong and well-capitalized

Data as of June 30, 2000,         VLY               MBNY         Pro Forma
dollars in thousands

Total Assets                 $6,292,729          $1,369,676      $7,662,405

Net Loans                     4,574,487             469,174       5,043,661

Securities                    1,299,582             814,128       2,113,710

Deposits                      5,018,217             927,087       5,945,304

Borrowings                      706,555             312,096       1,018,651

Equity                          520,565              96,688         617,253

Market Capitalization         1,586,372             327,498       1,960,014*

Tangible Equity/Assets             8.19%               7.04%           7.98%

*Includes 14,233,965 VLY shares issued to MBNY at current stock price of $26.25.

[Valley logo]                                     [Merchants logo]

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PRO FORMA, VALLEY EXPECTS CONTINUED STRONG FINANCIAL RESULTS

VLY expects to continue to deliver among the best and most consistent performance of any super community bank in the nation

Transaction expected to be accretive to 2001 earnings per share

     - Before expected revenue enhancements

Anticipate savings of 15-20% of MBNY non-interest expense

One-time transaction costs will be reasonable

Top-line revenue growth expected to accelerate

[Valley logo]                                     [Merchants logo]

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SUMMARY

Natural extension of VLY franchise

     - Similar culture, focus on asset quality and earnings

Provides an excellent platform for VLY fast-growing middle market banking model

Creates new lending and fee income opportunities

Accretive transaction

Enhances VLY long term earnings prospects

Low execution risk

[Valley logo]                                     [Merchants logo]

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CONTINUED FOCUSED GROWTH

[Map of Manhattan showing 7 Merchants branch locations]

     -    62 W. 47th St., Total Deposits $194
     -    1040 Sixth Avenue, Total Deposits: $60
     -    275 Madison Avenue, Total Deposits: $231
     -    295 Fifth Avenue, Total Deposits: $111
     -    145 Fifth Avenue, Total Deposits: $100
     -    434 Broadway, Total Deposits: $213
     -    93 Canal Street, Total Deposits: $27

Average Deposits for the month ended June 30, 2000, dollars in millions

[Insert map of Northern New Jersey showing 117 Valley branch loactions]

117 Full-Service Banking Locations in Northern New Jersey and 7 in Manhattan

[Valley logo]                                          [Merchants logo]

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INFORMATION FOR INVESTORS AND STOCKHOLDERS

This document contains forward-looking statements concerning the financial condition, results of operations and business of Valley following the consummation of its proposed acquisition of Merchants, the anticipated financial and other benefits of the proposed acquisition and the plans and objectives of Valley's management following the proposed acquisition, including, without limitation, statements relating to the cost savings expected to result from the proposed acquisition, and anticipated results of operations of the combined company following the proposed acquisition. Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward-looking statements. These forward-looking statements involve certain risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: (1) cost savings expected to result from the proposed acquisition may not be fully realized or realized within the expected time frame; (2)operating results following the proposed acquisition may be lower than expected; (3) competitive pressure among financial services companies may increase significantly; (4) costs or difficulties related to the integration of the businesses of Valley and Merchants may be greater than expected; (5) adverse changes in the interest rate environment may reduce interest margins of the combined company; (6) general economic conditions, whether nationally or in the market areas in which Valley and Merchants conduct business, may be less favorable than expected; (7) legislation or regulatory changes may adversely affect the businesses in which Valley and Merchants are engaged; or (8) adverse changes may occur in the securities markets. Readers are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results may differ materially from management expectations. Both Valley and Merchants disclaim any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Valley and Merchants will be filing with the SEC a joint proxy statement-prospectus with respect to solicitation of proxies of their stockholders to approve the proposed merger and Valley will be filing a registration statement with respect to the common stock to be issued in the merger. Investors and security holders are advised to read the joint proxy statement-prospectus and the registration statement, when each of these documents becomes available, because each of them will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement-prospectus and the registration statement (when available) and other documents filed by Valley or Merchants with the SEC at the SEC's Internet web site at www.sec.gov. The joint proxy statement-prospectus and the registration statement (when available) and such other documents filed by Valley with the SEC will be available free of charge by contacting Valley National Bancorp, 1455 Valley Road, Wayne, NJ 07474, Attention: Dianne Grenz, telephone:
(973) 305-3380. Documents filed with the SEC by Merchants will be available free of charge by contacting Merchants New York Bancorp, Inc., 275 Madison Avenue, New York, NY 10016, Attention: Karen Deitz, Corporate Secretary, telephone:
(212) 973-6638. Shareholders and investors should read the joint proxy statement-prospectus carefully when it becomes available before making any voting or investment decisions.

Merchants and its directors and executive officers may be deemed under rules of the SEC to be "participants in the solicitation" of proxies from Merchants stockholders to approve the proposed merger. Those persons, each of whom beneficially owns less than 1% of Merchants' outstanding shares except as otherwise indicated after his or her name, are: Charles J. Baum (director), William J. Cardew (director and executive officer), Eric W. Gould (director and executive officer, 1.98%), Rudolf H. Hertz (director, 2.17%), James G. Lawrence (director and executive officer, 1.64%), Robinson Markel (director, 2.21%), Paul Meyrowitz (director), Alan Mirken (director), Mitchell J. Nelson (director, 1.35%), Leonard Schlussel (director, 2.25%), Charles I. Silberman (director, 2.74%), Marcia Toledano (director, 2.76%) and Spencer B. Witty (director and executive officer, 9.06%). As a group, all Merchants directors and executive officers (13 persons) beneficially own 23.8% of Merchants' outstanding shares.